VIRAL GENETICS, INC.
(OTCBB: VRAL)

Rodman & Renshaw 8th Annual Healthcare Conference

November 8, 2006



VIRALGENETICS

IMMUNE-BASED
THERAPIES

Safe Harbor Statement

This presentation is confidential and for informational purposes only. The contents are not to be reproduced or distributed to any party. Securities legislation in many jurisdictions prohibits such distribution of this information. The statements contained herein are based upon information believed to be reliable but may not be complete. This presentation does not constitute an offer to sell or a solicitation to buy the securities referred to herein. Readers are cautioned to rely on their own judgment, and are advised to make reference to the Company's quarterly, annual and periodic filings with the Securities and Exchange Commission.

This presentation contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

NOTE ON SOURCES:

All information pertaining to clinical trial results contained herein is derived from the Company's filings with the SEC, internal clinical trial reports, third party technical reports, and patient files. All epidemiological data has been drawn from the UNAIDS 2004 Annual Report on AIDS (www.unaids.org).

VIRALGENETICS
IMMUNE-BASED
THERAPIES

About Viral Genetics

- Discovery and development focus
- Corporate:
  - Incorporated 1995
  - Publicly traded since 2001
  - $11.8 million market cap
  - $35 million paid-in capital
  - 107 million total shares outstanding
- Lead candidate in late-stage development in South Africa : Phase III study completed Q4-05
- US FDA pre-IND filed July 2005 – progressing to IND
- Patented proprietary technology
- Management team supported by leading HIV/AIDS and immunology experts from Harvard and North Carolina State University.

VIRALGENETICS
IMMUNE-BASED THERAPIES

VIRALGENETICS
IMMUNE-BASED THERAPIES

Viral Genetics' Development Status


Discovery
Preclinical
Phase I
Phase II
Phase III
Approval
TNP / VGV-1
Fewer compounds
+
More information
=
Lower risk

Investment Considerations

- TNP: uniquely effective product targeted at existing market with unmet medical need
  - activity confirmed, apparently safe, significant risk removed
  - multiple potential indications, pipeline of research
- Phase III South African trial
- Strong advisory board: Harvard, NCSU
- Commencing US development

VIRALGENETICS
IMMUNE-BASED THERAPIES

VIRALGENETICS
IMMUNE-BASED THERAPIES

Key Milestones

2006	Announces results of TNP001 (South Africa)
	Enhances SAB: Harvard immunologists & NCSU statistician
2005	Dr. Arthur Amman joins the BOD
	Files pre-IND for VGV-1 with FDA
2004	Forms Scientific Advisory Board
	VGV-1 "TNP001" study (South Africa)
2003	VGV-1 pilot study (China)
2001	Private to public
1999	VGV-1 pilot study (Mexico)
1997	VGV-1 pilot study (Bulgaria)
1996	VGV-1 pilot study (Mexico)
1995	Company founded
	VGV-1 pilot study (Bulgaria)
1992	Thymus Nuclear Protein – cancer & HIV/AIDS detection

VIRALGENETICS
IMMUNE-BASED THERAPIES

HIV & AIDS

- 37.8 million HIV cases worldwide, growing 5-10% per annum
- Current treatment approach: antiretrovirals

Global HIV Infections


1.4 MILLION
580,000
1.3 MILLION
900,000
480,000
6.5 MILLION
25 MILLION
1.6 MILLION
32,000

GLOBAL TOTAL OVER 37 MILLION

Source: UNAIDS 2004

VIRALGENETICS
IMMUNE-BASED THERAPIES

Challenges with HIV Management

- Treatment Options:
  - ARVs
    - Safety
    - Compliance
    - Quality of Life
    - Resistance
    - Cost
  - In development
- Challenges

= Unmet Needs

Technology

- Thymus Nuclear Protein
  - Purified extract of mammalian thymus gland
  - Thymus:
    - Key organ that T cells migrate through
    - Involved in maturation of T lymphocytes
    - May contain immune stimulating proteins or molecular signals
  - Two sequenced protein fragments
  - Binds gp41, gp120 and CD4
- Lead candidate: VGV-1 – TNP suspended in adjuvant for treatment of HIV/AIDS

VIRALGENETICS
IMMUNE-BASED THERAPIES

VIRALGENETICS
IMMUNE-BASED
THERAPIES

Thymus



Tonsils and
Adenoids
Thymus
Lymph
Nodes
Spleen
Peyer's
Patches
Appendix
Lymph
Nodes
Bone
Marrow
Lymphatic
Vessels

VIRALGENETICS
IMMUNE-BASED THERAPIES

VGV-1 Attributes

- **Dosed via intramuscular injections 2x/week for 8 weeks**
- **Six safety and efficacy studies (> 150 patients)**
- **Studied in several patient groups:**
  - on and off antiviral drugs, multi-drug resistance, treatment-naïve
- **Studies suggest antiviral effects months after last treatment (up to 5 –7 months post-treatment)**
- **Mechanism of action being studied; may involve immune mechanisms**
  - Lag time to viral load reduction and sustained reduction

VGV-1 vs. Existing Treatments

- VGV-1 compared with ARVs may have:
  - minimal side-effects
  - possible immunological effect
  - minimal compliance issues
  - projected to be cost-effective

VIRALGENETICS
IMMUNE-BASED THERAPIES

VIRALGENETICS
IMMUNE-BASED
THERAPIES

VGV-1 Human Clinical Experience

Date	Location	No. Subjects	Comment
1995	Sofia, Bulgaria	4	Exploratory: safety, efficacy
1996	Tijuana, Mexico	15	Exploratory: safety, efficacy
1997	Sofia, Bulgaria	30	Larger exploratory study
1999	Monterrey, Mexico	10	Salvage patients
2003	Beijing, China	34	Treatment-naïve patients
2005	South Africa	137	Placebo-controlled, GCP, Phase III

Percent Responders by Visit



Placebo
TNP
25
20
15
10
5
0
22.06
P=0.012
P=0.41
15.28
14.09
12.5
12.28
10.34
6.94
7.4
D90
D120
D150
D240
Visit

Baseline CD4 and %Responders at D150 and D240



40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
35.71%
p=0.019
25.00%
p=0.0479
13.33%
14.29%
9.52%
5.26%
7.89%
8.89%
D150
D240
Placebo<300
Placebo>300
TNP<300
TNP>300

Recap


Safe, activity
Confirm, improve
Optimize, validate, fine-tune

Current VGV-1 Activities

- **Conducting supplemental studies**
  - Characterization
  - Mechanism of action
- **South Africa NDA submission pending supplemental studies**
  - Patient populations: compassionate use, sicker (CD4), broad
- **U.S. pre-IND – update to IND pending supplemental studies and TNP001 data**
  - IND – dose-ranging
- **2007 Goals:**
  - Start U.S. clinical trial
  - Regulatory determination in South Africa

VIRALGENETICS
IMMUNE-BASED THERAPIES

VIRALGENETICS
IMMUNE-BASED THERAPIES

Key Directors and Management

Haig Keledjian, JD, Chairman, CEO and President

Harry Zhabilov, MChem, Director and EVP, R&D

Arthur J. Ammann, MD, Director (independent)

- President of Global Strategies for HIV Prevention, UCSF
- 15+ yrs at Genentech developing immune-based therapies

Elizabeth Hoffman, PhD

- Director (independent)
- President Emeritus, University of Colorado; former director Target Corp.

Hampar Karageozian, MS, BS, MBA, Director

- Former SVP of R&D for Allergan and Ista

Michael Capizzano, Vice President, Corporate & Business Development, Finance

Monica Ord, SVP Corporate Development and Communications

Andre Bagdasarian, PhD, VP Quality Control & Assurance

- 20+ years QA and QC, Alpha Therapeutics

Scientific and Medical Advisory Board

VIRALGENETICS
IMMUNE-BASED THERAPIES

Scientific Advisory Board

Eric Rosenberg MD, Chairman	Harvard Medical School
Todd M. Allen, PhD	Harvard Medical School
Marcus Altfeld, MD, PhD	Harvard Medical School
Dan H. Barouch, MD, PhD	Harvard Medical School
Marie Davidian, PhD	North Carolina State Univ.

Investment Considerations

- TNP: uniquely effective product targeted at existing market with unmet medical need
  - activity confirmed, apparently safe, significant risk removed
  - multiple potential indications, pipeline of research
- Phase III South African trial
- Strong advisory board: Harvard, NCSU
- Commencing US development

VIRALGENETICS
IMMUNE-BASED THERAPIES

VIRALGENETICS
IMMUNE-BASED
THERAPIES

Viral Genetics, Inc.

(OTCBB: VRAL)

For further information:

Company: Michael Capizzano (626) 334-5310, ext 25
Investor Relations: Evan Pondel, PondelWilkinson, Inc. (310) 279-5973
Media Relations: Kirsten Ayars, Ayars & Associates (805) 452-7909